INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

               [open angle bracket] allaire [close angle bracket]


THIS CERTIFICATE IS TRANSFERABLE                               COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY                                  $.01 PAR VALUE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 016714 10 7







is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

ALLAIRE CORPORATION transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, ALLAIRE CORPORATION has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


     Dated:


David A. Gerth                  ALLAIRE CORPORATION          David J. Orfao
                                CORPORATE
TREASURER AND CHIEF             SEAL                         PRESIDENT AND
FINANCIAL OFFICER               1997                     CHIEF EXECUTIVE OFFICER
                                DELAWARE




                          COUNTERSIGNED AND REGISTERED
                                                      BankBoston, N.A.

                          BY

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE



                           AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480

                         SALES: DAN BURNS: 617-786-7600

                    /NET/BANKNOTE/HOME 40/A-5/ALLAIRE 60394


              PRODUCTION COORDINATOR: DAVID SOKOLOFF: 215-830-2197
                           PROOF OF JANUARY 13, 1999
                              ALLAIRE CORPORATION
                                   H 60394 fc

                                  OPERATOR: JW

                                      NEW

                              Allaire Corporation

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common                      UNIF GIFT MIN ACT- ______________Custodian______________
     TEN ENT  -as tenants by the entireties                                     (Cust)                 (Minor)
     JT TEN   -as joint tenants with right of                               under Uniform Gifts to Minors
               survivorship and not as tenants                              Act__________________
               in common                                                            (State)
     COM PROP -as community property

    Additional abbreviations may also be used though not in the above list.


For value received __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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------------------------------------------------------------------------  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and apppoint


----------------------------------------------------------------------  Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       -------------------------------------------


                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                         -----------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.